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                     Supplement Dated July 19, 2006 to the
      WM Group of Funds' Prospectuses dated March 1, 2006 and May 1, 2006


                              THE WM GROUP OF FUNDS


On July 19, 2006, Washington Mutual, Inc. ("Washington Mutual"), the parent of WM Advisors, Inc. ("WM Advisors"), WM Funds Distributor, Inc. ("WM Funds Distributor"), and WM Shareholder Services, Inc. ("WM Shareholder Services"), the investment advisor, distributor, and transfer agent of the WM Group of Funds (the "Funds"), announced that it intended to sell WM Advisors, WM Funds Distributor, and WM Shareholder Services, subject to, among other things, approval by the Trustees and shareholders of the Funds of the sale or related transactions. The Trustees of the Funds are considering potential options for the Funds in light of this announcement.



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